EXHIBIT 10

                        PRINGLE & HERIGSTAD, P.C. LOGO
                                LAW OFFICES OF
                           PRINGLE & HERIGSTAD, P.C.
ROGER O. HERIGSTAD     FIRST AMERICAN BANK WEST BUILDING     REED A. SODERSTROM
MARK F. PURDY                     20 SW 1 STREET                   MARK R. HAYS
JAN M. SEBBY                  POST OFFICE BOX 1000         THOMAS A. WENTZ, JR.
DONALD A. NEGAARD           MINOT, NORTH DAKOTA 58702        DONALD T. CAMPBELL
JOHN J. PETRIK                   (701) 852-0381                 MICHAEL A. BOSH
CAROL K. LARSON                  (701) 857-1361
DAVID J. HOGUE
                                                                        RETIRED
                                                                THOMAS A. WENTZ

September 25, 1998



Integrity Small-Cap Fund of Funds, Inc.
1 North Main
Minot, ND 58703

We have acted as special counsel to Integrity Small-Cap Fund of Funds, Inc. (the "Company"), a corporation organized under the laws of the State of North Dakota, in connection with the preparation and filing of a registration statement on Form N-1A (the "Registration Statement") and a Notification of Registration on Form N-8A covering the offer and sale of an indefinite number of shares of said Company (all of said shares being of one class and having a par value of one tenth of one mill ($.0001)).

We have examined copies of the Articles of Incorporation, the Certificate of Incorporation, the Bylaws, the Registration Statement, all votes of the Company's Board of Directors ("Board") at its initial meeting held on September 15, 1998, consents of the Board, and other records and documents that we have deemed necessary for the purpose of rendering this opinion. We have also examined such other documents, papers, statutes, and authorities as we have deemed necessary to form a basis for the opinion hereinafter expressed.

In our examination of said material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us. As to various questions of fact material to our opinion, we have relied upon statements and certificates of officers and representatives of the Company and others.

Based upon the foregoing, we are of the opinion that the shares, when duly sold, issued, and paid for in accordance with the terms of the Prospectus and the Statement of Additional Information included as a part of the Registration Statement, will be validly and legally issued and will be fully paid and non-assessable shares of Integrity Small-Cap Fund of Funds, Inc.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement, to the reference to us in the Prospectus included as a part of the Registration Statement, and to the filing of this opinion as an exhibit to any application made by or on behalf of the

Integrity Small-Cap Fund of Funds, Inc.
September 25, 1998
Page 2

Company or any distributor or dealer in connection with the registration or qualification of the Company, or the shares under the securities laws of any state or other jurisdiction.

PRINGLE & HERIGSTAD, P.C.


/Thomas A. Wentz, Jr./
Thomas A. Wentz, Jr.
kak